UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

FORM 8-K

_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2020

_______________________________________

Cypress Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

_______________________________________

Delaware	001-36260	61-1721523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CELP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 1, 2020, Cypress Energy Partners, L.P. (the “Partnership”) and Cypress Energy Partners GP, LLC (the “General Partner”), the general partner of the Partnership, entered into the Second Amended and Restated Omnibus Agreement (the “Second Amended and Restated Omnibus Agreement”) with Cypress Energy Partners, LLC, Tulsa Inspection Resources, LLC, Tulsa Inspection Resources – Canada ULC, Cypress Energy Holdings, LLC (“Cypress Holdings”), Cypress Energy Management, LLC and Cypress Energy Investments, LLC.

The Second Amended and Restated Omnibus Agreement amends and restates the Amended and Restated Omnibus Agreement, dated February 20, 2015, to, among other things, remove provisions relating to the payment of an annual administrative fee previously paid in quarterly installments to Cypress Holdings as consideration for providing the Partnership with certain partnership overhead services, including for certain executive management services by certain officers of the General Partner, compensation expenses for all employees required to manage and operate the Partnership’s business and general and administrative expenses the Partnership incurred as a result of being a publicly traded partnership.

The foregoing description of the Second Amended and Restated Omnibus Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Omnibus Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1*	Second Amended and Restated Omnibus Agreement, dated January 1, 2020, by and among Cypress Energy Partners, L.P., Cypress Energy Partners GP, LLC, Cypress Energy Partners, LLC, Tulsa Inspection Resources, LLC, Tulsa Inspection Resources Canada ULC, Cypress Energy Holdings, LLC, Cypress Energy Management, LLC and Cypress Energy Investments, LLC.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Energy Partners, L.P.
	By:	Cypress Energy Partners GP, LLC, its general partner

Dated: January 3, 2020	By:	/s/ Jonathan M. Cinocca
Name: Jonathan M. Cinocca Title: Corporate Secretary